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                                                                 Exhibit 10.112

                   SENIOR SUBORDINATED SECURED PROMISSORY NOTE

$201,875.00                                                     November 1,2002
                                                           Campbell, California

     FOR VALUE RECEIVED and intending to be legally bound hereby, the undersigned, P-Com, Inc, a Delaware corporation("Maker"), promises to pay to the order of BBT FUND LP, a Grand Cayman limited liability partnership ("Payee") the promised sum of TWO HUNDRED 0NE THOUSAND EIGHT HUNDRED SEVENTY FIVE DOLLARS(201,875.00), or such lesser amount as may, at the time of maturity hereof, be outstanding hereunder, together with interest thereon from the date hereof until maturity on the principal sum remaining from time to time unpaid, at a rate equal to seven percent (7.0%) per annum, payable in lawful money of the United States,

     Maker shall pay all unpaid principal and accrued interest hereunder on May 1,2003. Interest on this Note will accrue from November 1, 2002 and will be computed on the basis of a 360-day year of twelve 3O-day months.

     After maturity, whether by acceleration or otherwise, interest shall accrue at the rate of nine percent (9.0%) per annum until all sums due hereunder are paid.

     Maker reserves the right to prepay in whole or in part the principal of this Note at any time or from time to time without premium or penalty. Any payment hereunder ,shall be applied first to accrued interest, and the balance, if any, to principal.

     No prepayment shall obligate the holder hereof to make additional advances. The undersigned, as Maker, and all others who are or who shall become parties primarily or secondarily liable on this Note, whether as endorsers, guarantors or otherwise hereby agree to waive presentment, demand for payment, protest and notice of nonpayment or &honor and agree that failure of the holder to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

     In case suit shall be brought on this Note, Maker agrees to pay Payee's reasonable attorney's fees and court costs.

     Conditioned  solely upon receipt of consent of Silicon  Valley  Bank,  this
Note is secured by a lien on such assets of Maker as are included on Attachment A or suitable replacement items in the event of their approved sales in the normal course of business and as may be covered by a security agreement to be dated as of the date hereof between Maker and Payee.

     The obligations of Maker hereunder shall constitute indebtedness that is senior to the Maker's existing 3-year Notes outstanding dated November 1,2002, but shall be junior in right of payment to Maker's obligations to Silicon Valley Bank pursuant to (i) that certain Loan and Security Agreement dated as of September 20,2002 among the Maker, P-Com Network Services, Inc and Silicon
Valley Bank or (ii) that certain Loan and Security Agreement (EXIM Program) dated as of September 20,20Q2 among the Maker, P-Corn Network Services, Inc. and Silicon Valley Bank,


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     This Note shall be governed by and shall be  construed in  accordance  with the internal laws of the Sate of New York. Executed as of the day and year first above written.


                                      P-COM, INC.


                                      By: /s/ Leigh J. Stephens
                                        ---------------------------------------
                                      Vice President and Chief Financial Officer



                                      BBT Fund LP



                                      By: /s/ William Kennan
                                      ----------------------------------------
                                      BBT-FW, Inc. general partner of
                                      BBT Genpar, L.P., genera1 partner of
                                      BBT Fund, L.P.


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
P Corn. Inc
List of Equipment
Proposed Collateral for BBT Fund Note
As of 11/11/02
-----------------------------------------------------------------------------------------------------------------
                       Description              Location      Dept     Vendor      Net Book Value  Acquired VALUE
-----------------------------------------------------------------------------------------------------------------
SYSTEM LAB) UPGRADE DEVICE FOR RADIOWAVE SIGNAL  DELL         421      QUASAR            3,724        4,560
TEMP CHAMBER MDIVC-32-27                         DELL         120                        3,575       16.500
SYSTEM LAD UPGRADE DCS60-18E PWR SUPP & RAC      DELL         421      SORENSEN ELGAI    2,980        3,649
SYSTEM LAB UPGRADE DCS60-18E PWR Supp 8 RAC      DELL         421      SORENSEN ELEGIAC  2,980        3,649
SYSTEM LAB UPGRADE DCS60-18E PWR SUPP & RAC      DELL         421      SORENSEN ELGAI    2,980        3,649
SYSTEM LAB UPGRADE DCS60-IBE PWR SUPP & RAC      DELL         421      SORENSEN ELGAI    2,980        3,649
SYSTEM LAB UPGRADE DCS60-1 8E PWR SUPP & RAC     DELL         421      SORENSEN ELGAI    2,980        3,649
SYSTEM LAB UPGRADE DCS60-18E PWR SUPP & RAC      DELL         421      SORENSEN ELGAJ    2,980        3,649
SYSTEM LAB UPGRADE DCS60-18E PWR SUPP & RAC      DELL         421      SORENSEN ELGAF    2,980        3,649
SYSTEM LAB UPGRADE DCS60-18E PWR SUPP & RAC      DELL         421      SORENSEN ELGAF    2,980        3,849
SYSTEM LAB UPGRADE DCS60-18E PWR SUPP & RAC      DELL         421      SORENSEN ELGAF    2,980        3,649
SYSTEM LAB UPGRADE DCS60-18E PWR SUPP & RAC      DELL         421      SORENSEN ELGAI    2,980        3,649
SYSTEM LAB UPGRADE DCS60-1 8E PWR SUPP & RAC     DELL         421      SORENSEN ELGAI    2,980        3,649
SYSTEM LAB UPGRADE DCS60-IBE PWR SUPP & RAC      DELL         421      SORENSEN ELGAF    2,980        3,649
                                                                                       --------------------------
                                                                                       239,908      301,140



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

P Cam, Toe
List of Equipment
Proposed Collateral for BBT Fund Note
As of 11/11/02
-------------------------------------------------------------------------------------------------------------------
               Description                           Location     Dept       Vendor   Net Book Value Acquired Value
-------------------------------------------------------------------------------------------------------------------
RF SPECTRUM ANALYSER WITH RACKMOUNT KIT                 DELL      480      AGILENT TECH      28,283      34,632
RF SPECTRUM ANALYSER WITH RACKMOUNT KIT                 DELL      480      AGILENT TECH      28,283      34,632
RF SPECTRUM ANALYSER 30HZ to 6.5 HZ                     DELL      480      AGILENT           14,142      17,316
RF SPECTRUM ANALYSER 30112 to 6,5 HZ                    DELL      480      AGILENT           14,142      17,316
AIRPRO GOLD 75 COAXIAL. CABLE SIMULATOR 100 MI          DELL      480      MOUNTAIN           9,032      11,060
SYSTEM LAB UPGRADE DUAL M96-C$ CUSTOM CHAM              DELL      421      SIGMA SYS          8,419      10,309
AIRPRO GOLD 75 COAXIAL CABLE SIMULATOR 100 MF           DELL      480      MOUNTAIN           8,052       9,860
AIRPRO PROGRAMMABLE NOISE GENERATOR                     DELL      480      NOISE COM          7.285       8,020
AIRPRO - PROGRAMMABLE NOISE GENERATOR                   DELL      480      NOISE COM          7,285       8,820
AIRPRO GOLD BED OF NAILS FIXTURE MODEM BOARD            DELL      480      SUMMIT TECH        6,841       6,258
SYSTEM LAB UPGRADE FLEX ENDS                            DELL      421      VBS INDUS          5,182       8.345
AIRPRO GOLD 15 COAXIAL SIMULATOR 100 MHZ                DELL      480      Mountain & T       5,059       5,519
AIRPRO GOLD 75 COAXIAL SIMULATOR 100 MHZ                DELL      480      Mountain & T       5,059       5,519
AIRPRO GOLD BED OF NAILS FIXTURE MODEM BOARD            DELL      480      SUMMIT TECH        4,880       5,323
AtRPRO GOLD POWER SUPPLY GPIB QUAD OUTPUT               DELL      480      AGILENT            4,863       5,954
AIRPRO GOLD POWER SUPPLY GPIB QUAD OUTPUT               DELL      480      AGILENT            4,863       5,954
AIRPRO GOLD POWER SUPPLY GPIB QUAD OUTPUT               DELL      480      AGILENT            4,663       5,964
AIRPRO GOLD POWER SUPPLY GPIB QUAD OUTPUT               DELL      480      AGILENT            4,863       5,964
SYSTEM LAB UPGRADE DEVICE FOR RADLOWAVE SIGNAL          DELL.     421      QUASAR             4,860       5,951
AIRPRO GOLD BED OF NAILS FIXTURE MODEM BOARD            DELL      480      SUMMIT TECH        4,827       5,288
AIRPRO GOLD-SHORT LINE SIMULATOR 22AWG+75 CC            DELL      480      Mountain & T       4,509       4,919
AIRPRO GOLD-SHORT LINE SIMULATOR 22AWG+75 CC            DELL      480      Mountain & T       4,509       4,919
LAB UPGRADE                                             DELL      421      SAN JOSE           3,878       4,749
SYSTEM LAB UPGRADE CANON CAMERA                         DELL      421      SAN JOSE           3,870       4,739


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